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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C.  20549

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                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             -------------------


      Date of Report (Date of Earliest Event Reported):  December 6, 1995

                             U.S. BIOSCIENCE, INC.
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            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


            1-10392                                     23-2460100
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    (Commission File Number)               (I.R.S. Employer Identification No.)


        One Tower Bridge
        100 Front Street
West Conshohocken, Pennsylvania                              19428
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(Address of Principal Executive Offices)                   (Zip Code)


                                (610) 832-0570
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             (Registrant's Telephone Number, Including Area Code)


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events
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     1.   Private Placement
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          U.S. Bioscience, Inc. (the "Company") entered into agreements dated as of November 30, 1995 with three investment funds (the "investors") pursuant to which in December 1995 the Company (1) sold a total of 1,120,112 shares of its Common Stock to two of the three investors for an aggregate purchase price of $3.5 million and (2) issued a total of $16.5 million of convertible notes (the "notes") to the three investors for an aggregate purchase price of $16.5 million, for a total financing of $20 million. The Company has agreed to file a Registration Statement on Form S-3 to enable the investors to resell both the Common Stock they purchased in the financing and the Common Stock which they will receive if they convert their notes. The notes are payable on December 6, 1998 and bear interest at the rate of 4% per annum. One-third of the $16.5 million principal amount of the notes becomes convertible 15 days after the date on which the aforesaid Registration Statement becomes effective (the "effective date"), another one-third of the principal amount becomes convertible 45 days after such effective date and the final one-third becomes convertible 65 days after such effective date. The conversion price is 82.5% of the average market price for the Common Stock for the five consecutive trading days ending one trading day prior to the date that the conversion notice is received by the Company. The Company has the right to prepay the notes upon payment of a 21.21% premium. The Company also has the right to require the investors to convert the notes, which right the Company can exercise at any time or from time to time starting 65 days after the effective date. The form Agreements are attached hereto as Exhibits 1 through 4 and incorporated herein by reference. The foregoing description is qualified by reference to such exhibits. The net proceeds of this financing were added to the Company's working capital. Until the funds are needed for working capital, they will be invested in investment grade interest bearing instruments, or shares of investment companies that invest primarily in such instruments.

     2.   Ethyol(R) (amifostine) Cleared for Marketing by the United States Food
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and Drug.
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          On December 8, 1995, the U.S. Food and Drug Administration (FDA)
cleared for marketing the Company's drug Ethyol(R) (amifostine). Ethyol is indicated to reduce the cumulative renal (kidney) toxicity associated with repeated administration of cisplatin in patients with advanced ovarian cancer.

     3.   Distribution and Marketing Collaboration Agreement
          --------------------------------------------------

          On December 12, 1995, the Company entered into an agreement with ALZA Corporation for the marketing and distribution of its product Ethyol(R) (Amifostine) in the United States of America and its possessions and territories. Under the terms of the Agreement, ALZA has exclusive rights to market Ethyol in the United States for five years and will be responsible for sales and marketing; the Company's sales force will co-promote the product with ALZA. Under the terms of the Agreement, the Company will supply

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product to ALZA for sale in the United States. After the five-year period, which
ALZA has an option to extend for one year, marketing rights to Ethyol will revert to the Company and ALZA will receive payments from the Company for ten years based on sales of the product. ALZA will pay the Company an upfront payment and initial distribution fee totaling $20 million, and will pay $15 million in additional distribution fees during the next few years based on the Company's clinical activities relating to Ethyol. The Agreement is attached hereto as Exhibit 5 and incorporated herein by reference. The foregoing description is qualified by reference to such exhibit.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits.

          1. Form of Subscription Agreement for sale of Common Stock by the Company to investors in December 1995.

          2. Form of Note Purchase Agreement for sale of convertible notes by the Company to investors in December 1995.

          3. Form of Convertible Note issued pursuant to Note Purchase Agreements for sale of convertible notes by the Company to investors in December 1995.

          4. Form of Registration Rights Agreement with purchasers of Common Stock and convertible notes issued by the Company to investors in December 1995.

        * 5. Ethyol(R) (Amifostine) Distribution and Marketing Collaboration Agreement between U.S. Bioscience, Inc. and ALZA Corporation dated December 12, 1995.

* Confidential Treatment Requested


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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              U.S. BIOSCIENCE, INC.


                              By:     /s/ Robert I. Kriebel
                                      ---------------------
                              Name:   Robert I. Kriebel
                              Title:  Senior Vice President

December 28, 1995

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                                 EXHIBIT INDEX


Exhibit No.         Description                                             Page
-----------         -----------                                             ----

      1.      Form of Subscription Agreement for sale
              of Common Stock by the Company to investors in December 1995.

      2. Form of Note Purchase Agreement for sale of convertible notes by the Company to investors in December 1995.

      3.      Form of Convertible Note issued pursuant to Note
              Purchase Agreements for sale of convertible notes by the Company to investors in December 1995.

      4. Form of Registration Rights Agreement with purchasers of Common Stock and convertible notes issued by the Company to investors in December 1995.

    * 5.      Ethyol(R) (Amifostine) Distribution and Marketing
              Collaboration Agreement between U.S. Bioscience, Inc. and ALZA Corporation dated December 12, 1995.

* Confidential Treatment Requested

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